Exhibit 10.44

AMENDMENT NO. 2
TO LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 2, dated as of February 24, 2003 (this “Amendment”), to the Loan and Security Agreement, dated as of August 15, 2002, as amended by Amendment No. 1 to Loan and Security Agreement, dated as of January 22, 2003 (as so amended, the “Loan Agreement”), by and among, on the one hand, the lenders party thereto (each a “Lender” and collectively, the “Lenders”), FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders (the “Agent”), and, on the other hand, FOSTER WHEELER FUNDING LLC, a Delaware limited liability company (the “Borrower”).

WHEREAS, the Borrower, the Agent and the Required Lenders are willing to amend the Loan Agreement;

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

1.      Definitions. Any capitalized term used herein and not defined herein shall have the meaning assigned to it in the Loan Agreement.

2.     Financial Covenants.

(a)     Section 7.20(a)(i) of the Loan Agreement is hereby amended in its entirety to read as follows:

“(i)     Minimum Collections.

                              (A)      As of the end of any week, the average amount of the weekly Collections with respect to Borrower’s Accounts during the Testing Period ending at the end of such week to be less than 40% of the Revolver Usage as of the end of such week; provided, however, that the calculation of weekly Collections determined under this Section 7.20(a)(i)(A) shall include all amounts not exceeding $3,000,000 paid to subcontractors for goods and/or services that, pursuant to the terms of any commercial contract between an Originator and its clients, such Originator pays such subcontractor (on behalf of, and as agent for, such client) directly from the clients’ funds; and

                              (B)      as of the end of any two-week period, the average amount of the weekly Collections with respect to Borrower’s Accounts during such two-week period to be less than $5,000,000; provided, however, that the calculation of weekly Collections determined under this Section 7.20(a)(i)(B) shall include all amounts not exceeding $1,500,000 paid to subcontractors for goods and/or services that, pursuant to the terms of any commercial contract between an Originator and its clients, such Originator pays such subcontractor (on behalf of, and as agent for, such client) directly from the clients’ funds;”.

               (b)      Section 7.20(a)(ii) of the Loan Agreement is hereby amended in its entirety to read as follows:

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“(ii)      [Intentionally Omitted]”.

3.      Conditions. The effectiveness of this Amendment is subject to the fulfillment, in a manner satisfactory to the Agent, of each of the following conditions precedent (the date such conditions are fulfilled or waived by the Required Lenders is hereafter referred to as the “Amendment Effective Date”):

(a)      The representations and warranties contained herein, in Section 5 of the Loan Agreement and in each other Loan Document and certificate or other writing delivered to the Agent or any Lender pursuant hereto on or prior to the Amendment Effective Date shall be correct on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall be true and correct on and as of such date).

(b)      No Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date, or result from this Amendment becoming effective in accordance with its terms.

(c)      The Agent shall have received the Amendment Fee (as hereinafter defined) in immediately available funds.

(d)      The Agent and the Required Lenders shall have executed this Amendment and received a counterpart of this Amendment, which bears the signature of the Borrower.

(e)      The Guarantor shall have executed and delivered to the Agent an Acknowledgment and Consent in the form attached hereto.

4.      Amendment Fee. The Borrower hereby agrees that, in consideration of the willingness of the Agent and the Required Lenders to enter into this Amendment, the Borrower shall pay to the Agent, for the benefit of the Lenders, a fee in the amount of $200,000 in immediately available funds (the “Amendment Fee”).The Amendment Fee (i) shall be fully earned by the Lenders and due and payable upon the execution by the Borrower of this Amendment and (ii) shall be non-refundable.

5.      Representations and Warranties. The Borrower hereby represents and warrants to the Agent and the Lenders as follows:

(a)      The representations and warranties herein, in Section 5 of the Loan Agreement and in each other Loan Document and certificate or other writing delivered to the Agent or any Lender pursuant hereto on or prior to the Amendment Effective Date are correct on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties are true and correct on and as of such date).

(b)      No Default or Event of Default has occurred and is continuing or would result from this Amendment becoming effective in accordance with its terms.

(c)      The Borrower (i) is duly organized and existing and in good standing under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to execute, deliver and perform this Amendment and to perform the Loan Agreement, as amended hereby, and (iii) is duly qualified to do business in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary except where the failure to be so qualified could not be expected to have a Material Adverse Change.

(d)      The execution, delivery and performance by the Borrower of this Amendment and the performance by the Borrower of the Loan Agreement, as amended by this Amendment, (i) have been duly authorized by all necessary action, and (ii) do not and will not contravene the Borrower’s Governing Documents.

(e)      The execution, delivery, and performance by the Borrower of this Amendment and the performance of the Loan Agreement, as amended by this Amendment, do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority or other Person.

(f)      This Amendment and the Loan Agreement, as amended by this Amendment, when executed and delivered by the Borrower will be the legally valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

6.     Miscellaneous.

(a)      Continued Effectiveness of the Loan Agreement. Except as otherwise expressly provided herein, the Loan Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Amendment Effective Date (i) all references in the Loan Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment, and (ii) all references in the other Loan Documents to the “Loan Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment of any right, power or remedy of the Agent or the Lenders under the Loan Agreement or any other Loan Document, nor constitute an amendment of any provision of the Loan Agreement or any other Loan Document.

(b)      Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

(c)      Headings. Section headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(d)      Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

(e)      Costs and Expenses. The Borrower agrees to pay on demand all fees, costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment and any other related agreements, instruments and documents.

(f)      Amendment as Loan Document. The Borrower hereby acknowledges and agrees that this Amendment constitutes a “Loan Document” under the Loan Agreement. Accordingly, it shall be an Event of Default under the Loan Agreement if any representation or warranty made by the Borrower under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made.

(g)      No Waiver. This Amendment is not a waiver of, or consent to, any Default or Event of Default now existing or hereafter arising under the Loan Agreement or any other Loan Document and the Agent and the Lenders expressly reserve all of their rights and remedies under the Loan Agreement and the other Loan Documents, under applicable law or otherwise.

9386297. 2

 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

Borrower:

FOSTER WHEELER FUNDING LLC,
a Delaware limited liability company

By: /s/ Ryan J. Esko
Title: Treasurer

Agent and Required Lenders:

FOOTHILL CAPITAL CORPORATION,
a California corporation

By: /s/ Ronald S. Cote
Title: Vice President

ACKNOWLEDGMENT AND CONSENT

The undersigned, as Guarantor under the Guaranty (as defined in the Loan Agreement referred to in Amendment No. 2 to Loan and Security Agreement dated as of the date hereof (the “Amendment”, all terms defined therein being used herein as defined therein), to which this Acknowledgment and Consent is attached), hereby (i) acknowledges and consents to the Amendment and (ii) confirms and agrees that the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

Dated: February 25, 2003

FOSTER WHEELER LTD.,
a Bermuda limited company

By: /s/ Ryan J. Esko
Title: Treasurer